POWER OF ATTORNEY
Know all by these presents, that the
undersigned hereby constitutes and
appoints Michael Gravelle, Colleen Haley
or Carol Nairn, signing singly, the
ndersigned?s true and lawful attorney
 in fact to:
(1)	execute for and on behalf of
the undersigned, in the undersigned?s
 capacity as an officer and/or director
of Fidelity National Financial, Inc.
 (the ?Company?), a Form 3 (Initial
Statement of Beneficial Ownership of
 Securities), Form 4 (Statement of
 Changes in Beneficial Ownership),
 and/or Form 5 (Annual Statement of
 Changes in Beneficial Ownership),
 in accordance with Section 16(a) of
 the Securities Exchange Act of 1934
 and the rules thereunder;
(2)	do and perform any and all
 acts for and on behalf of the
undersigned which may be necessary
 or desirable to complete and
 execute such Form(s) and to
timely file such Form(s) with
the United States Securities and
Exchange Commission and any
tock exchange or similar authority;
 and
(3)	take any other action of
 any type whatsoever in connection
 with the foregoing which, in the
 opinion of such attorney in fact,
 may be of benefit to, in the best
interest of, or legally required by,
 the undersigned, it being understood
 that the documents executed by such
 attorney in fact on behalf of the
 undersigned pursuant to this Power

 of Attorney shall be in such form
and shall contain such terms and
conditions as such attorney in
fact may approve in such attorney
 in fact?s discretion.
The undersigned hereby grants
to such attorney in fact full
power and authority to do and
 perform any and every act
and thing whatsoever requisite,
necessary, or proper to be done
in the exercise of any of the
rights and powers herein granted,
 as fully to all intents and
purposes as the undersigned
might or could do if personally
 present, with full power of
substitution or revocation,
hereby ratifying and confirming
 all that such attorney in fact,
 or such attorney in fact?s
substitute or substitutes, shall
 lawfully do or cause to be done
 by virtue of this Power of
 Attorney and the rights and
powers herein granted.  The
undersigned acknowledges that
 the foregoing attorney in fact,
 in serving in such capacity at
 the request of the undersigned,
 is not assuming, nor is the
Company assuming, any of the
 undersigned?s responsibility
 to comply with Section 16 of
 the Securities Exchange Act
 of 1934.
This Power of Attorney shall
 remain in full force and effect
 until revoked by the undersigned
 in a signed writing delivered to
 the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of Attorney
 to be executed as of this 16th
 day of September, 2104.
							____________________________

/s/ Raymond R. Quirk